HOLIDAY RV SUPERSTORES, INCORPORATED

                          SAND LAKE WEST EXECUTIVE PARK
                             7851 GREENBRIAR PARKWAY
                             ORLANDO, FLORIDA 32819

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 17, 1999
                                       AT
                                ORLANDO, FLORIDA

                             ----------------------

                                                                   April 8, 1999

To the Stockholders of

HOLIDAY RV SUPERSTORES, INC.

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Holiday RV Superstores, Incorporated (the "Company") will be held at the offices of the Company, Sand Lake West Executive Park, 7851 Greenbriar Parkway, Orlando, Florida 32819, on MAY 17, 1999, AT 10:00 A.M. EASTERN DAYLIGHT TIME, to consider and act upon the following matters:

         1. To elect eight (8) directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified.

         2. To approve the engagement of accountants as Independent Certified Public Accountants for the Company for the fiscal year ending October 31, 1999.

         3. To ratify and approve the 1999-Stock Option Plan ("Plan") and the setting aside of 500,000 shares issuable under the Plan.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only Shareholders of record on the books of the Company at the close of business on March 12, 1999, will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of shareholders entitled to vote at the meeting may be examined at the executive offices of the Corporation at Sand Lake West Executive Park, 7851 Greenbriar Parkway, Orlando, Florida 32819.

                                   By Order of the Board of Directors.

                                   Joanne M. Kindlund
                                   SECRETARY

                                    IMPORTANT
                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                      HOLIDAY RV SUPERSTORES, INCORPORATED
                          SAND LAKE WEST EXECUTIVE PARK
                             7851 GREENBRIAR PARKWAY
                             ORLANDO, FLORIDA 32819

                              INFORMATION STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 1999

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

         This Information Statement is furnished in connection with matters to be voted at the Annual Meeting of Shareholders of Holiday RV Superstores, Incorporated, a Florida Corporation (the "Company") to be held at 10:00 A.M.
(EDT) on Monday, May 17, 1999, at the corporate office, Sand Lake West Executive Park, 7851 Greenbriar Parkway, Orlando, Florida 32819, and at any and all adjournments thereof with respect to matters referred to in the accompanying notice. The approximate date on which this Information Statement will first be sent to the Company's Shareholders is April 9, 1999.

         The Common Stock ($.01 par value) is the only outstanding class of voting securities. Shareholders of record at the close of business on March 12, 1999, the Company had 7,166,500 shares of Common Stock, par value $.01 per share, outstanding and entitled to vote. Each share is entitled to one vote.

         The presence, in person or by proxy, of the holders of one-third of the total of the outstanding voting Shares is necessary to constitute a quorum at the Annual Meeting. Approval of the proposals to be presented at the Annual Meeting will require an affirmative vote of the holders of a majority of the Shares present at the meeting.

BENEFICIAL SECURITY OWNERSHIP

         The following table sets forth as of March 12, 1999, the number of shares, of the Common Stock of the Company, owned and the percent so owned (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and/or officer of the Company, and (iii) all directors and officers of the Company as a group. The number of shares owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right.

NAME AND ADDRESS                                   NUMBER           PERCENTAGE
OF BENEFICIAL OWNER                                OF SHARES         OF CLASS
-------------------                                ---------        ----------

Newton C. Kindlund (1)                            2,223,414           30.4%
7851 Greenbriar Parkway
Orlando, Florida 32819

Joanne M. Kindlund (1)                            2,223,414           30.4%
7851 Greenbriar Parkway
Orlando, Florida 32819

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NAME AND ADDRESS                                   NUMBER           PERCENTAGE
OF BENEFICIAL OWNER                                OF SHARES         OF CLASS
-------------------                                ---------        ----------

W. Hardee McAlhaney                                 135,000(2)         1.9%
3701 Sedgewick Place
Orlando, Florida 32806

James P. Williams                                    11,500(3)          *
615 North Wymore Road
Winter Park, Florida 32789

Paul G. Clubbe                                       50,000(3)          *
R.R. #4 Stouffville
Ontario, Canada L4A 7X5

Roy W. Parker                                            -0-            *
455 South Lake Destiny Road
Orlando, Florida 32810

Harvey M. Alper                                       1,500             *
112 W. Citrus Street
Altamonte Springs, Florida 32714

David A. Kamm                                            -0-           --
8191 College Parkway, Suite 202
Ft. Myers, FL 33919

All Directors,  Nominees and Officers as          ---------           ----
a group (8 persons) (2)(3)                        4,644,828           63.5%

(1) Newton C. Kindlund and Joanne M. Kindlund, husband and wife, each disclaim any right to control the other's exercise of shareholders rights with respect to the Shares including voting the shares of the Common Stock of the Company set out in the above table.

(2) Includes options exercisable for 125,000 shares of Common Stock issued under the 1987 Incentive Stock Option Plan.

(3) Includes options exercisable for 10,000 shares of Common Stock, granted February 20, 1993.

     * Less than 1%.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held four regularly scheduled quarterly meetings and a total of six meetings, including committee meetings and the Annual Shareholders Meeting, in fiscal year ended October 31, 1998. No Directors attended less than 75% of meetings and committee meetings on which they serve during the fiscal year.

         The Board of Directors has established the following committees:
Executive Committee, Nominating Committee, Audit Committee, and Compensation Advisory Committee. During fiscal year ended October 31, 1998, the Audit Committee held one meeting.

         The Executive Committee exercises the powers of the Board of Directors in the management of the business of the Company during intervals between meetings of the Board of Directors. The Executive Committee also functions as a Nominating Committee, and considers nominees recommended by Shareholders or others for election to the Board of Directors and submits its recommendations to the Board of Directors from time to time. Shareholders or others may submit, in writing, the name address (including zip code), telephone number and biographical information of individuals recommended for membership on the Board of Directors by the date for submission of Shareholder proposals for the 2000 Annual Meeting to any member of the Nominating Committee at the executive offices of the Company located at Sand Lake Executive Park, 7851 Greenbriar Parkway, Orlando, Florida 32819.

         The Audit Committee, in consultation with financial officers of the Company and with the independent certified public accountant, assist in establishing the scope of the annual audit. The Committee (1) reviews annual and quarterly financial statements, (2) recommends to the Board of Directors the appointment of independent certified public accountant, (3) reviews the Company's annual program of internal audit staff, (4) reviews programs designed to protect and maintain the assets of the Company, including insurance and internal security programs. The Committee may also examine and consider such other matters relating to the financial affairs of the Company and its subsidiaries as it determines to be desirable.

         The Compensation Advisory Committee reviews the personnel affairs of the Company and the compensation paid by the Company to its personnel, including recruitment, salaries, stock options, retirement benefits, and any other employment benefits, award options under the Company's Incentive Stock Option Plan, and prepares and submits reports and recommendations to the Company's Board of Directors from time to time, or whenever called upon by the Board of Directors.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company proposes that eight (8) nominees, whose names appear below, be elected to serve as directors of the Company. Seven
(7) of the nominees are directors of the Company at the present time and were elected in the fiscal year ended October 31, 1998, by the shareholders of the Company. Directors will hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The By-Laws of the Company provide that the Board of Directors shall consist of ten members. However, the Board of Directors desires to reduce the number of Directors to eight to make the Board more effective. Shareholder voting at the meeting cannot vote for more than eight (8) nominees. Any vacancy created by the resignation of a Director may be filled for the remainder of the term, which is until the next Annual Meeting of Shareholders. There is no reason to believe that any nominee will be unable to serve if elected, and to the knowledge of management all nominees intend to serve the entire term for which election is sought.

                                                        SERVED AS DIRECTOR SINCE
                                                        ------------------------

Newton C. Kindlund, 58....................................................1978

     Mr. Kindlund and his wife, Joanne M. Kindlund, are co-founders of the Company. He has served as President and Chairman since its inception in July 1978. He is a graduate of Michigan State University having received his B.A. in 1963. He has done postgraduate studies at the Wharton School of the University of Pennsylvania, Boston College and Indiana University. From 1975 to 1977 he was a regional Vice President of Recreational Vehicle Industry Association, Elkhart, Indiana. He was a founder of the Florida RV Trade Association and served on the Board of Directors of the National Recreation Vehicle Rental Dealers Association and the Central Florida World Trade Council. Recently Mr. Kindlund has served as an Executive Board member and on the Executive Committee of the Greater Orlando Florida Chamber of Commerce. Currently Mr. Kindlund is a member of the National Dealer Advisory Council for Airstream, Inc., Spartan Motors, Inc., and is past Chairman of the Board of Directors of the Recreation Vehicle Rental Dealers Association. Mr. Kindlund was recognized as the RV NEWS RV Executive of the Year for 1995.

Joanne M. Kindlund, 50.....................................................1978

     Mrs. Kindlund, a co-founder of the Company, has served as Executive Vice President, Secretary and Treasurer and as a Director since its inception in July, 1978. She graduated from the University of Florida in 1971 with a B.S. Degree in Advertising and has done postgraduate work at the University of Florida in accounting and finance. From 1984 to 1985, she assisted Gorman Planning and Associates, Virginia Beach, Virginia with the creation of software managerial systems including accounting systems and inventory control systems for retail recreational vehicle sales dealerships. Mrs. Kindlund was honored by WORKING WOMEN MAGAZINE as one of the top women executives in 1998.

W. Hardee McAlhaney, 51....................................................1993

     Mr. McAlhaney joined the Company as Corporate Comptroller in 1988 and is currently a Vice President and the Chief Financial Officer of the Company. He graduated from the University of Tennessee in 1970 with a B.S.B.A. Degree, and from the University of Florida in 1972 with an M.B.A. Mr. McAlhaney served as Chief Financial Officer for two national retail chains; The Athletic Attic and The Athlete's Foot, prior to joining Drexel, Burnham, Lambert as an investment consultant.

James P. Williams, 60......................................................1987

     Mr. Williams has served on the Board of Directors of the Company since August of 1987. He received his Bachelor of Science Degree in Business in 1961 from Stetson University. Mr. Williams, since graduation from college, and has been a practicing accountant having become a Certified Public Accountant in 1967. He is the owner of Williams and Company, CPAs and Consultants and Chief Financial Officer of Shied Enterprises, Inc., a wealth building and preservation services company.

Paul G. Clubbe, 57.........................................................1987

     Mr. Clubbe attended St. Dunstans College, England, Lisgar Collegiate, Ottawa, Ontario Canada and Pickering College, Toronto, Ontario Canada. From 1982 to 1995 Mr. Clubbe served as Executive Officer of Rotex Canada, Inc., of Scarborough, Canada. From 1963 to 1964 Mr. Clubbe was a sales representative for Morgan Paper Co., Ltd., Toronto, Canada. He is President of Paul Clubbe (Marketing) Limited and a member of the Board of Directors of Flesherton Concrete Products, Inc., Paulaurier Sales, Inc.

Roy W. Parker, 55 .........................................................1993

     Mr. Parker is Chief Executive Officer and Owner of Parker Boat Company, Incorporated, the Sea Ray boat dealer for Orlando, Florida. Parker Boats was founded in 1927. Mr. Parker joined the business in 1964, and became the sole owner in 1980. Parker Boats has ranked consistently as a top 25 dealer in sales for Sea Ray. Mr. Parker received the Hall of Fame Award in 1993, presented by the Marine Retailers Association of America. Mr. Parker also is past President of the Central Florida Marine Trade Association, and is on the Lakes and Advisory Board for the City of Maitland, Florida.

Harvey M. Alper, 52........................................................1995

     Mr. Alper is a partner of the law firm, Massey, Alper and Walden, P.A., Altamonte Springs, Florida. He earned his B.S.J.M. degree (1968) and his JD
(1971) from the University of Florida and has continued his professional education with several certifications including a certificate in "Comparative Law" from Oxford University in 1979. Mr. Alper has been engaged in the private practice of law since 1971, after serving as Assistant General Counsel for the City of Jacksonville, Florida. Mr. Alper serve as general counsel to the Company as a partner of the law firm, Alper, Walden, Crichton and Miller.

David A. Kamm, 62........................................................... --

     Mr. Kamm is a registered Investment Advisor Representative with Raymond James and Associates, Ft Myers, Florida. He obtained a BS in electrical engineering from the University of Illinois and a MBA from Michigan State University. Mr. Kamm has been in the investment business since 1970 and joined his present employer in 1977. For the last eighteen years he has published a weekly column running in numerous Newspapers across the State of Florida - "Take Stock In Florida".

                                   PROPOSAL 2

                    APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTs

         The independent public accountants recommended by the Board of Directors for fiscal year 1999 is the firm of PricewaterhouseCoopers, LLP.

         A representative of the firm will be present at the annual meeting with the opportunity to make a statement and will respond to appropriate questions.

                                   PROPOSAL 3

          RATIFY AND APPROVE THE 1999 - STOCK OPTION PLAN, AND 500,000
                         SHARES ISSUABLE UNDER THE PLAN

         The Company is seeking shareholder approval for the 1999-Stock Option Plan ("Plan"). The Plan is a replacement for the 1987 Incentive Stock Option Plan with the principal exception of a provision providing for grants in the form of not only incentive stock options, as provided under Section 442A of the Internal Revenue Code of 1986, or in the form of non-qualified stock options. The 1987 Plan did not provide for granting non-qualified stock options. The Plan includes 500,000 shares of the Company's common stock, which may be in whole or in part unissued shares, or shares issued and reacquired by the Company. Upon approval by the company's shareholders, the Plan shall terminate ten years thereafter.

         The Plan shall be administered by the Compensation Advisory Committee of the Company's Board of Directors. The incentive options under the plan shall be limited to persons who have been regular full-time employees of the Company or its present or future subsidiaries for more than one year on the grant of any option.

         The purchase price of the common stock covered by each option shall be no less than 100% of the fair market value of a share of the common stock on the date on which the option is granted. In the case of non-qualified options, the purchase price under the options shall be generally be fair market value, although the committee may grant options with option prices of less than fair market.

         The term of each option shall be no more than 10 years from the date of the grant. No option granted under the plan shall be exercisable prior to the expiration of one year of its term. An option granted under the plan must be exercised in full at the earliest of six months after the holders death or the tenth anniversary of the grant date.

         An option may be exercised, at any time, or from time to time, as to any and all full shares as to which the option has been exercisable until the expiration of the period set forth in the plan document. The purchase price of the shares as to which an option is exercised shall be paid in full at time of the exercise in cash or official bank check, or other instrument acceptable to the Company. No option granted to any employee may be exercised by such employee unless such an employee is then a regular full-time employee of the Company or a subsidiary and unless the employee has remained in the Company's continuous employment and/or that of its subsidiaries or any combination thereof.

         With respect to incentive options, the aggregate fair market value of the common stock or any other stock of the Company are exercisable for the first time by any employee during any calendar year, shall not exceed $100,000. An employee may exercise options for the purchase of common stock valued in excess of $100,000 in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years. No incentive option may be granted to any employee who immediately prior to the date of the grant of such incentive option owns more than 10% of the combined voting power of all classes of stock in the Company, or any of its subsidiaries unless the exercised price under the incentive option is at least 110% of the fair market value on the date of the grant and the option expires within five years from the date of the grant.

         Incentive options under the plan shall not be transferable otherwise than by will or the laws of the descent and distribution. The incentive options may be exercised during the lifetime of the employee only by the employee.

         In the event that the employment of an employee to whom an option has been granted under the plan shall be terminated, such option may be exercised at anytime within three months, or twelve months in the case of permanently and totally disabled employees, after such termination, but no later than the date on which the option terminates. If an employee to whom an option has been granted under the plan shall die while employed by the Company or a subsidiary within three months after the termination of such employment, such options may be exercised at any time within six months after the date of the employees death, but no later than the date on which the option terminates.

         The Company's Board of Directors may, at any time, make or provide for such adjustments to the plan, to the number and class of shares issuable thereunder, or to any outstanding options that it shall deem appropriate to prevent dilution or enlargement of the rights.

         The plan shall become effective upon approval of the same by the stockholders of the Company. The Board of Directors of the Company may suspend, terminate, modify, or amend the plan provided that any amendment that would increase the aggregate number of shares, which may be issued under the plan, materially increase the benefits accruing to the participants of the plan, or materially modify the requirements as to the eligibility for participation in the plan, shall be subject to approval by the Company's stockholders.

         Below find a complete copy of the Plan.

                             1999-STOCK OPTION PLAN

                                       OF

                      HOLIDAY RV SUPERSTORES, INCORPORATED

         1. NAME OF PLAN. The name of this Stock Option Plan (hereinafter referred to as the "Plan"), shall be the 1999 - Stock Option Plan of Holiday RV Superstores, Incorporated, a Florida Corporation, (hereinafter referred to as the "Company").

         2. SCOPE AND DURATION. Options under the 1999 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of non-qualified stock options ("Non-qualified Options"). (Unless otherwise indicated, references in the 1999 Plan to "options" include Incentive Options and Non-qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1999 Plan is 500,000 shares of the Common Stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1999 Plan shall have been terminated) become available for subsequent option grants under the 1999 Plan. As provided in Paragraph 13. the 1999 Plan shall become effective upon the approval of the same by the Company's shareholders, and unless terminated sooner pursuant to Paragraph 14. the 1999 Plan shall terminate ten
(10) years thereafter, and no option shall be granted hereunder after that date.

         3. ADMINISTRATION. The 1999 Plan shall be administered by the Compensation Advisory Committee of the Company's Board of Directors (the "Committee"). The Committee shall consist of not less than three members of the Board of Directors, two (2) of whom shall be "disinterested persons" as defined in Rule 16b-3 pursuant to the Securities and Exchange Act of 1934, and one of whom shall be the Company's Chief Financial Officer. The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1999 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-qualified Options; to interpret this 1999 Plan; to prescribe, amend and rescind rules and regulations relating to the 1999 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1999 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1999 Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 1999 Plan.

        4. ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS. Incentive Options shall be limited to persons who have been regular full-time employees of the Company or its present and future subsidiaries for more than one year and at the grant of any option are in the employ of the Company or its present and future subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Committee shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1999 Plan. An employee who has been granted an option or options under the 1999 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-qualified Option may be granted to any person, including, but limited to, employees, independent agents, consultants and attorneys, the Committee believes have contributed, or will contribute, to the success of the Company. Directors of the Company who are not salaried employees of or exclusive, full-time consultants to the Company or its present and future subsidiaries may not receive options under the 1999 Plan.

        5. OPTION PRICE. The purchase price of the Common Stock covered by each option shall be determined by the Committee and in the case of Incentive Options shall not be less than 100% of the Fair Market Value (as defined in Paragraph 16., below) of a share of the Common Stock on the date on which the option is granted. In the case of Non-qualified Options, the purchase price under the option shall generally be Fair Market Value, although the Committee may grant options with option prices of less than Fair Market Value. Such price shall be subject to adjustment as provided in Paragraph 12., below. The Committee shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted.

        6. TERM OF OPTIONS. The term of each option shall be not more than ten
(10) years from the date of grant, as the Committee shall determine, subject to earlier termination as provided in Paragraphs 10. and 11., below.

        7.  EXERCISE OF OPTIONS.

               7.1. Except as provided below, no option granted under the 1999 Plan shall be exercisable prior to the expiration of the first year of its term. Thereafter, subject to the provision of the 1999 Plan and unless otherwise provided in the option agreement, an option granted under the 1999 Plan shall become exercisable in full at the earliest of six (6) months after the holder's death or the tenth anniversary of the date of grant. In its discretion, the Committee may, in any case or cases, prescribe the option be exercised in installments or provide that an option may be exercisable in full immediately upon the date of its grant (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code). The Committee may, in its sole discretion, provide that an option shall immediately become exercisable in full upon the happening of any of the following events: (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) the approval by the stockholders of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, (iii) with respect to an employee, on his 65th birthday, or (iv) with respect to an employee, on the employee's involuntary termination from employment. In the event of a question or controversy as to whether any of the events hereinabove described has taken place, a determination by the Committee that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1999 Plan.

               7.2. An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Section 6 hereof, by the delivery to the Company, at its principal place of business in Orlando, Florida, of (i) written notice of exercise in the form specified by the Committee specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option.

Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection 7.2., but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

               7.3 The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by cashiers or official bank check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Committee, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in Paragraph 15., below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

               7.4. Except as provided in Paragraphs 10. and 11., below, no option granted to an employee may be exercised at any time by such employee unless such employee is then a regular full-time employee of the Company or a subsidiary and unless the employee has remained in the continuous employ of the Company, any of its subsidiaries or any combination thereof, for a period of one
(1) year from the date of its grant.

        8.  INCENTIVE OPTIONS.

               8.1 With respect to Incentive Options granted, the aggregate Fair Market Value (determined in Accordance with the provisions of Paragraph 15. at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company, its parent or subsidiary corporations with respect to which incentive stock options, as defined in Section 422A of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plan of the Company and its parent and subsidiary corporations, as those terms are defined in Section425 of the Code) shall not exceed $100,000. An employee may exercise options for the purchase of Common Stock valued in excess of $100,000 (determined in accordance with the provisions of Paragraph 15. at the time the Incentive Option is granted) in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years.

               8.2. No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value on the date of the grant and the option expires within five (5) years from the date of grant.

               8.3. In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1999 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

        9. NON-TRANSFERABILITY OF OPTIONS. Incentive Options granted under the 1999 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and Incentive Options may be exercised during the lifetime of the employee only by the employee.

       10. TERMINATION OF EMPLOYMENT. In the event that the employment of an employee to whom an option has been granted under the 1999 Plan shall be terminated (except as set forth in Paragraph 11., below), such option may be, subject to the provisions of the 1999 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months (twelve (12) months in the case of a permanently and totally disabled employee) after such termination, but not later than the date on which the option terminates; provided, however that any option which is held by an employee whose employment is terminated for cause shall, to the extent not therefore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in contradiction and breach of any applicable employment agreement between the Company and Holder.

         Options granted to employees under the 1999 Plan shall not be affected by any change of duties or position so long as the Holder continues to be a regular full-time employee of the Company or any of its subsidiaries. An option agreement or any rules and regulations relating to the 1999 Plan may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1999 Plan or in any option granted pursuant to the 1999 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.

        11. DEATH OF EMPLOYEE. If an employee to whom an option has been granted under the 1999 Plan shall die while employed by the Company or a subsidiary or within three (3) months after the termination of such employment (other than termination for cause), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributes, at any time within six (6) months after the date of the employee's death, but not later than the date on which the option terminates.

        12. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. Notwithstanding any other provision of the 1999 Plan, the Company's Board of Directors may, at any time, make or provide for such adjustments to the 1999 Plan, to the number and class of shares issuable thereunder or to any outstanding options that it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalization, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to Holders of Common Stock generally relating to the acquisition of their shares, the Company's Board of Directors may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

        13. EFFECTIVE DATE. The 1999 Plan shall become effective upon approval of the same by the stockholders of the Company. Subject to such approval, the 1999 Plan is effective at once. Options may be granted under the 1999 Plan prior to such approval, but each such option shall be subject to the approval of the 1999 Plan by the stockholders of the Company. If the 1999 Plan shall not be so approved, all options granted thereunder shall be of no effect. The date of grant of any option granted prior to such approval by the stockholders shall be determined for all purposes as if the option had not been subject to such approval; provided, however, no option granted under the 1999 Plan may be exercised prior to the approval of the 1999 Plan by the Company's stockholders.

        14. TERMINATION AND AMENDMENT. The Board of Directors of the Company may suspend, terminate, modify or amend the 1999 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1999 Plan, materially increase the benefits accruing to participants under the 1999 Plan, or materially modify the requirements as to eligibility for participation in the 1999 Plan, shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Paragraph 12. does not require such approval. No suspension, termination, modification or amendment of the 1999 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, affect the rights of such employee under such option.

        15. MISCELLANEOUS. As said term is used in the 1999 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the NASDAQ National Market System, the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such System, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked price for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided, that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Committee and such determination shall be conclusive as to the Fair Market Value of the Common Stock.

        The Committee may require, as a condition to the exercise of any options granted under the 1999 Plan, that at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1999 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Committee shall determine to be in the best interest of the Company. If the shares of Common Stock being acquired upon the exercise of an option have not been registered by the Company, the Company shall have the right to place a restrictive legend on said shares of Common Stock reflecting that such shares were issued under an exemption from registration and transfer of the same will require registration or an opinion of counsel satisfactory to the Company that such transfer is exempted from registration.

        IN WITNESS WHEREOF, the undersigned have set their hands and seals this ___ day of _________, 1999.

                                       HOLIDAY RV SUPERSTORES, INC.,
                                       a Florida Corporation

                                       By:
                                          --------------------------------------
                                               Newton C. Kindlund, President

                                       Attest:
                                              ----------------------------------
                                               Joanne M. Kindlund, Secretary

                                                                (CORPORATE SEAL)

                                OTHER INFORMATION

EXECUTIVE COMPENSATION

         The table below sets forth the cash compensation including salaries, bonuses, contributions to retirement plans, premium paid on health and dental insurance plans and disability insurance plans, paid by the Company for the years ended October 31, 1998, 1997, and 1996, to, or for the benefit of, each executive officer whose aggregate cash compensation by the Company exceeded $100,000 for the Fiscal year ended October 31, 1998, and the CEO regardless of compensation level.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Long-Term
                                                                Annual                          Compensation
                                                             Compensation                    -------------------
                                                                Awards                              Awards
                                                     ---------------------------------       --------------------
 Name and                                                                                     Restricted    Stock
 Principal Position                       Year   Salary (1)     Bonus (2)      Other          Stock       Options(3)    Other(4)
  ------------------------------------- --------- ----------- ------------    --------       -----------  -----------  ---------
  Newton C. Kindlund                    1998      $108,847              ---        ---            ---          ---           ---
  Chairman, President                   1997      $107,587              ---        ---            ---          ---           ---
  Chief Executive                       1996      $107,564              ---        ---            ---          ---           ---

  W. Hardee McAlhaney                   1998      $80,196          $75,002         ---            ---          ---          $597
  Vice President                        1997      $81,437          $52,477         ---            ---          ---          $597
  Chief Financial Officer               1996      $80,850          $53,785         ---            ---          ---          $597
  ------------------------------------- --------- ---------------- ------------ ----------- ----------------------------------------

(1) Includes contributions by the Company pursuant to an employee benefit plan established under Section 401(k) of the Internal Revenue Code in the amounts of $2,859, $3,181 and $3,167 for Mr. Kindlund for 1998, 1997 and 1996 respectively, and $4,549, $4,027 and $3,450 for Mr. McAlhaney for 1998, 1997 and 1996 respectively.
(2)  Mr. McAlhaney's bonus is based on the Company's net income before taxes.
(3) The Company pays a part of the premium on a term life insurance policies for Mr. McAlhaney whose sole beneficiary is designated by the insured. The policies have no cash surrender value provisions.

OPTION GRANTS IN LAST  FISCAL YEAR

The following table sets forth information concerning stock option grants made in the fiscal year ended October 31, 1998, to the individuals named in the Summary Compensation Table. There were no grants of options or SARs to said individuals during the year.

                                         Individual Grants                            Potential Realizable Value at
                         -----------------------------------------------------------  Assume Annual Rates of Stock
                            Number of       % of Total                                Price Appreciation for Option
                            Securities         Options      Exercise
                            Underlying       Granted to     or  Base                             Term
                             Options         Employee        Price      Expiration     ------------------------
 Name                        Granted (#)       In FY         ($/sh)        Date           5%($)       10% ($)
 ----                       ------------    -----------     --------    ----------     ---------      -------
Newton C. Kindlund                ---              ---           ---           ---           ---         ---

W. Hardee McAlhaney               ---              ---           ---           ---           ---         ---
---------------------------------------------------------------------------------------------------------

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

  The following table sets forth information concerning the number and value realized as to options exercised during Fiscal 1998 and options held at October 31, 1998, by the individuals named in the Summary Compensation Table and the value of those options held at such date. There were no options exercised during Fiscal 1998 and no SARs were held at year end.


                                                       Number of Securities          Value of unexercised
                                           Value       Underlying Unexercised        In-The-Money Options
                          Shares         Realized       Options at FY-End (#)             FY-END ($)  (1)
                        Acquired on                   ---------------------------   --------------------------
Name                    Exercise (#)         $        Exercisable  Unexercisable    Exercisable  Unexercisable
-----                 --------------    ----------    -----------  --------------   -----------  -------------
Newton C. Kindlund          --              --             --            --              --           --
W. Hardee McAlhaney         --              --          125,000          --             59,200        --
---------------------------------------------------------------------------------------------------------------

(1) Based on a price of $2.25 per share, being the closing price of Common Stock on October 31, 1998.

DISCRETIONARY AND INCENTIVE BONUSES

   The Board of Directors awards discretionary cash bonuses to executive officers and other employees each year. Bonuses have been paid under various informal arrangements that have provided for the payment of stipulated amounts to certain executive officers ratably during the fiscal year, fiscal year end bonuses to certain executive officers and to marketing and sales support personnel.

  The Company has established an incentive bonus program for its employees with bonuses generally paid monthly or annually. Bonuses are primarily based upon net pre tax profits from the various profit centers within each dealership and is contingent upon continued employment with the company.

DIRECTORS FEES

  Directors, who are not salaried employees of the Company, receive $500 for their attendance at each meeting of the Board of Directors, and annual Shareholders Meeting and $175 for their attendance at each committee meeting. The Directors are reimbursed for their travel, lodging and food expense incurred when attending such meetings, if such meetings are held in a location in excess of twenty five (25) miles from the principal place of business of the Company in Orlando, Florida. Directors are also reimbursed for their travel, lodging and food expenses incurred when traveling on behalf of the Company when requested to do so by an officer of the Company or by the Board of Directors.

DIRECTORS OPTIONS

  Each outside Director serving on the Board as of February 20, 1993 was granted an option for 10,000 shares of common stock of the Company, exercisable after February 20, 1995. The exercise price was $1.81 per share, the price of the Company's Common stock at the time of the grant. A total of five (5) options were granted, one to each of five Directors (total of 50,000 shares).

EMPLOYEE BENEFIT PLANS

  The Company maintains a tax qualified, Profit Sharing and 401(k) Employee Investment Plan, (Plan). All employees who have attained 21 years of age and complete one year of service are eligible to participate in the Plan. Plan participants must complete at least two (2) years of service to begin partial vesting with total vesting occurring when a Plan participant has completed five and one half (5 1/2) years of service to the Company. Normal retirement age under the retirement Plan is 65 years. The Plan fiscal year ends October 31st.

                In Fiscal 1998 $98,427 was contributed to the Plan for the benefit of 140 Plan participants. In Fiscal 1997 $86,349 was contributed to the Plan for the benefit of 115 Plan participants.

   Prudential Bank and Trust Company (One Ravinia Drive, Ste. 1000, Atlanta, GA 30346, 770-551-6700), is the trustee. The Company is the plan administrator.

   The Plan document provides for contributions at the discretion of the Board of Directors, to be allocated to each Plan participant in an amount not greater than 10% of each participant's compensation subject to the annual contribution
(1) limitation of the top heavy rules. Under the Plan, compensation is broadly defined to include wages, salaries, bonuses, overtime and commissions. Amounts contributed to the Plan by the Company for the 1998, 1997 and 1996 Plan years on behalf of the named individuals are included in the Executive Compensation Table, of this report are included in said table.

1987 INCENTIVE STOCK OPTION PLAN

   In August 1987, the Board of Directors of the Company adopted the 1987 Incentive Stock Option Plan (the "ISO Plan") which provides that the Company may grant to officers and managerial employees of the Company and its subsidiaries incentive stock options. The purpose of the ISO Plan is to provide the Company with a means of attracting, retaining and increasing the incentive of officers and managerial employees by offering them the opportunity to invest in, or increase their investment in, the Company. Options under the ISO Plan are designed to qualify under Section 422A of the Internal Revenue Code of 1986. The ISO Plan terminated in August, 1997.

   The ISO Plan is administered by the Compensation Advisory Committee of the Board of Directors (the "Committee") which may grant options to purchase up to an aggregate of 280,000 shares of Common Stock. The option exercise price must be at least 100% of the fair market value per share of Common Stock on the date of grant. The options are exercisable, as determined by the Committee, over a period of time, but not more than ten years from the date of grant. Any option granted to an employee shall lapse following his termination of employment; provided, however, that in the discretion of the Committee, the employee shall have up to three (3) months following his termination of employment to exercise his options and provided, further, that upon the employee's permanent and total disability, any option granted to him may be exercised within twelve months following his termination of employment because of such disability. The ISO Plan provides for certain anti-dilution adjustments upon the occurrence of certain events.

   Five separate options for 25,000 shares each have been granted to W. Hardee McAlhaney, Vice President, Chief Financial Officer of the Company, and a Director of the Company. The options were approved by the Board of Directors on the following dates and at the following option exercise prices:

     DATE                      SHARES            EXERCISE PRICE
     --------                  ------            --------------
     May 23, 1994              25,000                 $1.819
     February 20, 1993         25,000                 $1.813
     March 24, 1992            25,000                 $1.375
     November 17, 1990         25,000                 $1.625
     May 14, 1990              25,000                 $2.500
                              -------
                              125,000

BONUS STOCK

  In September 1987, the Company issued 250,000 Shares of Common Stock to various individuals including officers, directors and employees of the Company for services rendered. These shares have certain restrictions and forfeiture provisions attached to them. Since September 1987, a number of recipients of such shares have terminated their employment with the Company resulting in their bonus shares of Common Stock being forfeited to the Company. After September 1987, the Company made additional awards of bonus shares to employees; however, no shares in excess of the initial 250,000 shares have been issued since forfeited shares equaled or exceeded the number of bonus shares issued by the Company to employees subsequent to such date. beginning with the year ended October 31, 1987, and over a period of two to five years the value of these shares will be a charge against earnings of the Company. The Company valued the shares initially issued at 50% of the initial public offering price of its shares of common stock or $1.25. Shares issued subsequent to September 1987 were valued at 100% of the market value on the day of issue.

The amount of shares awarded and fair market value assigned to the shares for the last three Fiscal years are as follows:

                                   BONUS STOCK

      --------------------------------------------------------------------------
                                  Number Shares                Fair Market Value
            Fiscal Year              Awarded                    at time of Award
      --------------------------------------------------------------------------
               1998                       ---                           $   ---

               1997                      5,000                          $11,250

               1996                      7,500                          $14,063
      --------------------------------------------------------------------------

     The bonus stock awards listed above require a two (2) year vesting and employment period. As of October 31, 1998, 218,700 shares had been granted pursuant to the plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Board of Directors Compensation Advisory Committee membership for Fiscal 1998 included Messrs. W. Hardee McAlhaney, James P. Williams and Roy
W. Parker. Mr. McAlhaney is the Vice President and Chief Financial Officer of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and other persons who own more than ten percent (10% of the registered class of the company's equitiy securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (Section 16(a)) and the exchange on which the Company's securities trade. Such officers and directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such reports received from certain reporting persons, the Company believes that all it's directors, executive officers and ten percent (10) stockholders complied with all Section 16(a) filing requirements during the fiscal year ended October 31, 1998.

BOARD COMPENSATION ADVISORY COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Advisory Committee of the Board of Directors of Holiday RV Superstores, Inc. consists of two outside Directors and the Chief Financial Officer of the Company. The Committee has the responsibility to recommend to the Board how to administer the Company's Incentive Stock Option Plan, awarding the Company's bonus shares of Common Stock and determining the compensation of the Company's three executive officers. This report focuses primarily on the Company's philosophy with respect to the executive officers compensation and approach the Committee has taken thus far and intends to take in the future with respect to relating compensation to performance of the Company.

     From the inception of the Company, its corporate philosophy concerning compensation has been to minimize guaranteed fixed compensation in favor of incentive compensation which increases when the Company's performance is strong and declines when it is poor. Incentive compensation, or bonuses tied to prescribed formulas, is pervasive throughout the Company's managerial structure. Such bonuses can be as much as 100% or more of any employee's base salary. Dealership general managers and departmental managers receive an incentive bonus based on the profitability of their respective dealerships or departments. In addition, dealership general managers are paid a year end bonus based on their respective stores achieving a pre determined agreed upon annual income target, usually the budgeted net pretax income for their dealership.

     The corporate officers receive a base salary which is expected to be sufficient to support a reasonable minimal managerial lifestyle. The President has a guarantee base annual salary of $125,000. The Secretary/Treasurer has the base guaranteed annual salary of $87,500, and the Vice President and Chief Financial Officer has a base guaranteed annual salary of $75,000. The President's base was increased from $102,000, and the Secretary/Treasurer's base from $75,000 by vote of the Board of Directors at the February 20, 1999 meeting. Upon the recommendation by the Committee to the Board. The Committee recommended, and the Board also approved the incentive Quarterly bonus for the President based on the Company's net pretax income. These changes in the compensation of the President and Secretary/Treasurer were recommended by the Committee to more fairly compensate them for the level of responsibility they have within the Company, and to raise their total compensation to an amount more in-line with officers of other companies of similar size to that of the Company. The CFO also receives an incentive quarterly bonus based on the company's net pretax income.

     The Board of Directors has viewed its incentive stock option program as providing its executive officers, who have the greatest degree of control over the Company's marketing cost control and long range planning, with the opportunity to receive additional compensation if the price of the Company's common stock appreciates significantly over the long term.

     To date, the Board of Directors has awarded only the Vice President and CFO of the Company five (5) incentive stock options, under the Company's Incentive Stock Option Plan. Each option exercise price was at 100% of the fair market value per share of the common stock on the date of grant. The 1987 Incentive Stock Option Plan expired. The 1999-Stock Option Plan, to be ratified and approved by the shareholders at the 1999 Annual Meeting, provides for awards at the discretion of the Board of Directors upon the recommendation of the committee and are determined on an annual basis.

     The Board of Directors has viewed its awarding of the Company's bonus stock as a means to help recipients of the stock to focus on the performance of its common stock and afford it's bonus stock recipients the opportunity for financial rewards as the stock appreciates. To date, the Committee has awarded in excess of 200,000 shares of bonus stock to more than ninety recipients.

     The Committee's role will be to continue to recommend to the Board how to administer both the Incentive Stock Option Plan and the Bonus Stock Plan, to determined participants and recommend to the Board of Directors awards, in all cases based on recommendations from the executive management of the Company. The Committee will periodically review the various compensation plans to insure the plans are consistent with the Company's overall philosophy and to continue to make recommendations to the Board of Directors on such plans. The Committee will focus primarily on the Company's executive officers compensation plans, leaving the compensation of the store managerial personnel to the executive officers of the company.

James P. Williams     Roy W. Parker         W. Hardee McAlhaney

CUMULATIVE TOTAL SHAREHOLDER RETURN

     The cumulative total shareholder return performance graph as of October 31, 1994, 1995, 1996, 1997 and 1998, for the Company, the Small Cap 600 Index, and for the Company's peer group, is submitted as Exhibit A at the end of this Notice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In November 1994, the Company renewed a five year lease agreement with Newton C. Kindlund and Joanne M. Kindlund, husband and wife, whereby the Company leases the real property upon which its dealership is located in Orlando, Florida. The annual rent is currently $144,000 and, in addition thereto, the Company pays the real estate taxes, insures the interest of Mr. and Mrs. Kindlund against casualty loss, pays for all repairs to the property and names Mr. and Mrs. Kindlund as co-insured under its general liability insurance policy.

The lease provides for a cost of living increase for each year of the lease beginning with the second lease year. The term of the lease agreement expires on October 31, 1999. In fiscal year 1998, the Company paid to or for the benefit of Mr. and Mrs. Kindlund $144,000 for the use of these premises.

     In May 1997, the Company signed a five year lease agreement with a property trust for which the beneficiaries are Mr. Kindlund's heirs, whereby the Company leases the real property upon which its retail center is located in Ft. Myers, Florida. The annual rent is $59,375 and, in addition thereto, the Company pays the real estate taxes, insures the interest of the trust against casualty loss, pays for all repairs to the property and names the property trust as the insured under its general liability insurance policy. The term of the lease expires on April 30, 2002. In fiscal, 1998, the company paid to or for the benefit of the property trust $59,375 for the use of the premises.

     Based on current market rates for properties similar to those listed above, transactions with Mr. and Mrs. Kindlund related to the lease for the Orlando property were on terms comparable to those which would have been reached with unaffiliated parties.

     Harvey M. Alper, a Director of the Company serves as general counsel of the Company as a partner of the law firm, Alper, Walden, Chrichton and Miller. In 1998 the Company paid $68,223 to Mr. Alper's firm for legal services.

            OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors of the Company knows of no business which comes before the meeting except that indicated above. However, if other business is brought before the meeting, it will be acted upon accordingly.

      DATE FOR SUBMISSION OF SHAREHOLDERS PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholder proposals in order to be timely submitted for inclusion in the information statement or proxy materials for the 2000 annual meeting of shareholders, must be received at the Company's executive offices by December 31, 1999.

     A COPY OF THE COMPANY'S 1998 ANNUAL REPORT (FORM 10-K) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, MAY BE ACCESSED FROM THE COMPANY'S WEB PAGE ON THE INTERNET AT HOLIDAYRV.COM.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                             By Order of the Board of Directors.

                                    EXHIBIT A

                                PERFORMANCE GRAPH

     Here in displays a line graph plotting three (3) series of points, whereby the Y axis is the total cumulative shareholder return, and the X axis is the year, being 1993 thru 1999. The plotted points (cumulative shareholder return by year) are listed in the table below

                             1993    1994    1995    1996    1997    1998
    ----------------------  ------  ------  ------  ------  ------  ------
      RVEE                  100.00   63.16  126.32   76.29   64.46   94.74
    ----------------------  ------  ------  ------  ------  ------  ------
      S&P 500               100.00   96.58  117.02  140.96  186.02  165.45
    ----------------------  ------  ------  ------  ------  ------  ------
      PEER GROUP            100.00   98.86   78.17   80.57   75.98   96.39
    ----------------------  ------  ------  ------  ------  ------  ------

   The performance graph above illustrates the cumulative yearly shareholder return for the past five years, assuming a $100 investment on October 31, 1993, in (1) the Company; (RVEE) (2) The Standard and Poor's Small Cap 600 index, assuming reinvestment of dividends; (3) a Company determined Market Capitalization Peer Group composite index, assuming reinvestment of dividends.

   The Company changed, effective with the 1998 graph, the board-market index from the Standard and Poor's 500 composite index to the Standard and Poor's Small Cap 600 index. The Company believes the Small Cap index is more comparable than the 500 composite index to the Company's business sector and market capitalization size.

   The Peer Group consist of twenty publicly owned retail companies with similar market capitalization as Holiday RV Superstores, Inc., whose common stocks are traded on exchanges. The market capitalization criteria in determining a peer group was selected by the Company for shareholder return comparative purposes, as there is no published industry or line-of-business index comparable to the industry or line-of-business as that of the Company.

  The peer group consist of the following companies:

     Audio King Corp., Brendles Inc., Chariot Entertainment Inc. (no longer files as of 9/18/95), Evans Inc., FFP Partners LP-CL, A., Foodarama Supermarkets, Harold's Stores Inc., Hills Department Stores Inc., Holiday RV Superstores, Inc., Huffman Koos Inc. (acquired by Bruener's Home Furn. Co., Oct. '95), Pubco Corp., Seaway Food Town Inc., Siebert Financial Corp., Sound Advice Inc., Spec's Music Inc., Strober Organization Inc. (acquired by Hamilton NY, March '97), Sunshine-Jr Stores (acquired by E-Z Serve Corp. July '95), Uni-Marts Inc. CL A, Village Super Market CL A, Warehouse Club Inc. (no longer files as of 3/18/96) .